UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

Cohen & Company Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 1703 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COHN	The NYSE American Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on June 9, 2023, Cohen & Company Securities, LLC (formerly J.V.B. Financial Group, LLC) (the “Borrower”), a Delaware limited liability company and a broker dealer indirect subsidiary of Cohen & Company Inc., a Maryland corporation, entered into the Third Amended and Restated Loan Agreement (the “Loan Agreement”), with Byline Bank, as lender (the “Lender”), and the Borrower as borrower, pursuant to which, among other things, the Lender agreed to make loans to Borrower, at the Borrower’s request from time to time, in the aggregate amount of up to $15 million.

On June 18, 2026, the Borrower and the Lender entered into the Fourth Amendment to Third Amended and Restated Loan Agreement (the “Amendment”). Pursuant to the Amendment, the Loan Agreement was amended to: (i) replace certain definitions in the Loan Agreement to reflect the Borrower’s and its parent entity’s current names, (ii) provide that a failure to maintain Excess Net Capital (as defined under Rule 15c3-1 promulgated under the Securities and Exchange Act of 1934, as amended) of at least $30 million will constitute an event of default under the Loan Agreement unless such Excess Net Capital amount is restored within two business days, (iii) extend the maturity date and the final date upon which loans can be made under the Loan Agreement from June 18, 2026 to June 18, 2028; and (iv) increase the amount of Tangible Net Worth (as such term is defined in the Loan Agreement) maintained by the Borrower from and after March 31, 2027 from $70 million to $80 million. Except as described herein, no other changes were made to the Loan Agreement pursuant to the Amendment.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*	Fourth Amendment to Third Amended and Restated Loan Agreement, dated June 18, 2026, by and between Cohen & Company Securities, LLC and Byline Bank.
104	Cover Page Interactive Data File (Embedded within the inline XBRL document.)

* Filed electronically herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & COMPANY INC.

Date: June 22, 2026	By:		/s/ Joseph W. Pooler, Jr.
		Name:	Joseph W. Pooler, Jr.
		Title:	Executive Vice President, Chief Financial Officer and Treasurer